Filed pursuant to Rule 497(a)

File No. 333-216928

Rule 482ad

MAY BE EXTERNALLY DISTRIBUTED

**THIS DOCUMENT IS NOT FOR DISTRIBUTION IN ANY MEMBER STATE OF THE EUROPEAN ECONOMIC AREA, SWITZERLAND, OR CANADA**

Final Terms: $125MM BlackRock Capital Investment Corporation (BKCC) Registered Convertible Notes Due 2022

Issuer: BlackRock Capital Investment Corporation (the “Company”)

Ticker: BKCC

Securities: Convertible Notes due 2022

Ranking: Senior Unsecured

Offering Size: $125MM

Overallotment Option: $18.75MM

Maturity: June 15, 2022 (5 Years)

Coupon: 5.00%

Conversion Premium: 10.0%

Form of Offering: Registered

Bookrunners: Morgan Stanley, BofA Merrill Lynch, BMO Capital Markets, Citi, Credit Suisse, Deutsche Bank, HSBC

Use of Proceeds:

The Company intends to use the net proceeds from this offering to repay certain outstanding indebtedness, which may include repaying outstanding borrowings under its credit facility, and for other general corporate purposes, which include investing in portfolio companies in accordance with its investment objective and strategies.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of BKCC before investing. The preliminary prospectus supplement dated June 7, 2017, together with the accompanying prospectus dated May 12, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about BKCC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of BKCC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from the Morgan Stanley Prospectus Department at 1585 Broadway, New York, NY 10036; BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@baml.com; BMO Capital Markets Corp. Attn: Equity Syndicate Department, 3 Times Square, New York, NY 10036, bmoprospectus@bmo.com, Telephone: 1-800-414-3627; Citigroup Global Markets Inc, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Credit Suisse Securities (USA) LLC, Attention: Credit Suisse Prospectus Department, One Madison Avenue, New York, NY 10010, tel: 1-800-221-1037, e-mail: newyork.prospectus@credit-suisse.com; Deutsche Bank Securities, 60 Wall Street, New York, NY 10005-2836, Attention: Prospectus Group, Telephone: (800) 503-4611, Email: prospectus.cpdg@db.com or HSBC Securities (USA) Inc., Attention: Prospectus Department, 452 Fifth Avenue, New York, NY 10018, telephone: +1 (877) 429-7459, or by emailing: ny.equity.syndicate@us.hsbc.com. Not for distribution to private customers (FCA definition).